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                                                                      EXHIBIT 10

                            BEARINGS, INC. FORM 10-Q
                          QUARTER ENDED MARCH 31, 1994

                                    SCHEDULE
                           PURSUANT TO INSTRUCTION 2
                         ITEM 601(a) OF REGULATION S-K



The Director and Officer Indemnification Agreements presently in effect for the Company's directors and executive officers are identical in all material respects. The Directors having executed such form of Agreement are:

                W. G. Bares
                W. E. Butler
                J. C. Dannemiller
                R. B. Every
                R. R. Gifford
                L. T. Hiltz
                J. J. Kahl
                G. L. LaMore
                J. S. Owens
                J. C. Robinson

The Officers having executed such form of Agreement are (in addition to Messrs. Dannemiller and Robinson):

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                T. L. Bradley  -   Vice President-Operations
                D. R. Eshleman -   Vice President-Information Services
                F. A. Martins  -   Vice President-Marketing
                F. L. Mohr     -   Vice President-Sales & Marketing
                J. L. Mugnano  -   Vice President-Human Resources
                R. C. Shaw     -   Vice President-Communications &
                                             Public Relations
                R. C. Stinson  -   Vice President-General Counsel &
                                             Secretary
                J. R. Whitten  -   Vice President-Finance & Treasurer
                M. O. Eisele   -   Controller

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